Exhibit 21

Subsidiaries of Harborside Healthcare Corporation as of December 31, 1997

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                                                     Jurisdiction of
                                                     Incorporation or
                 Name                                 Organization                           Doing Business As
                 ----                                 ------------                           -----------------
1.  Bay Tree Nursing Center Corporation               Massachusetts                  Harborside Healthcare-Palm Harbor

2.  Belmont Nursing Center Corporation                Massachusetts                  Harborside Healthcare-Toledo

3.  Bowie Center Limited Partnership                  Maryland                       Larkin Chase Nursing and Restoration
                                                                                     Center

4.  Countryside Care Center Corporation               Massachusetts                  Harborside Healthcare-Terre Haute

5.  Harborside of Cleveland Limited Partnership       Massachusetts                  Harborside Healthcare- Beachwood
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Broadview
                                                                                     Heights Rehabilitation and Nursing
                                                                                     Center

                                                                                     Harborside Healthcare- Westlake I
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Westlake II
                                                                                     Rehabilitation and Nursing Center

6.  Harborside of Florida Limited Partnership         Florida                        Harborside Healthcare- Brevard

7.  Harborside of Ohio Limited Partnership            Massachusetts                  Harborside Healthcare- Northwest Ohio
                                                                                     Harborside Healthcare- Defiance

8.  Harborside Funding Limited Partnership            Massachusetts

9.  Harborside Health I Corporation                   Delaware                       Harborside Nursing Homes, Inc.

10. Harborside Healthcare Advisors                    Massachusetts
      Limited Partnership

11. Harborside Healthcare Limited                     Massachusetts                  Allicor
      Partnership                                                                    Harborside Healthcare Management
                                                                                     Limited Partnership

12. Harborside Healthcare Network                     Florida
      Limited Partnership

13. Harborside Homecare Limited                       Massachusetts                  Behavioral Health Care
      Partnership

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                                                     Jurisdiction of
                                                     Incorporation or
                 Name                                 Organization                           Doing Business As
                 ----                                 ------------                           -----------------
14. Harborside New Hampshire                          Massachusetts                  Harborside Nursing Facilities Limited
      Limited Partnership                                                            Partnership

                                                                                     Harborside Healthcare- Applewood
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Crestwood
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Milford
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Northwood
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Pheasantwood
                                                                                     Rehabilitation and Nursing Center

                                                                                     Harborside Healthcare- Westwood
                                                                                     Rehabiliation and Nursing Center

15. Harborside Rehabiliation Limited                  Massachusetts                  Theracor Rehabilitation Services
      Partnership

16. Harborside Toledo Corporation                     Massachusetts

17. Harborside Toledo Limited Partnership             Massachusetts                  Harborside Healthcare- Swanton

18. HHCI Limited Partnership                          Massachusetts                  Harborside Healthcare- Naples
                                                                                     Harborside Healthcare- Sarasota
                                                                                     Harborside Healthcare- Pinebrook
                                                                                     Harborside Healthcare- New Haven
                                                                                     Harborside Healthcare- Woods Edge
                                                                                     Harborside Healthcare- Indianapolis
                                                                                     Harborside Healthcare- Troy

19. KHI Corporation                                   Delaware

20. Maryland Harborside Corporation                   Massachusetts

21. Oakhurst Manor Nursing Center                     Massachusetts                  Harborside Healthcare- Ocala
      Corporation

22. Orchard Ridge Nursing Center                      Massachusetts                  Harborside Healthcare- Gulf Coast
      Corporation

23. Riverside Retirement Limited Partnership          Massachusetts                  Harborside Healthcare- Decatur

24. Sunset Point Nursing Center Corporation           Massachusetts                  Harborside Healthcare- Clearwater

25. West Bay Nursing Center Corporation               Massachusetts                  Harborside Healthcare- Tampa Bay

26. Harborside Healthcare Baltimore Limited
       Partnership                                    Massachusetts                  Harborside Healthcare - Harford
                                                                                     Gardens

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                                                     Jurisdiction of
                                                     Incorporation or
                 Name                                 Organization                           Doing Business As
                 ----                                 ------------                           -----------------
27. Harborside Massachusetts
       Limited Partnership                            Massachusetts                  Harborside Healthcare - North Shore
                                                                                     Harborside Healthcare - Amesbury
                                                                                     Harborside Healthcare - Cedar Glen
                                                                                     Harborside Healthcare - Danvers
28. Harborside of Dayton
       Limited Partnership                            Massachusetts                  Harborside Healthcare - Laurelwood
                                                                                     Harborside Healthcare - New Lebanon
                                                                                     Harborside Healthcare - Dayton
29. Harborside Connecticut
       Limited Partnership                            Massachusetts                  Harborside Healthcare - Arden House
                                                                                     Harborside Healthcare - Governor's
                                                                                     Harborside Healthcare - Willows
                                                                                     Harborside Healthcare - Madison House
                                                                                     Harborside Healthcare - Reservoir
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